Summary Prospectus July 1, 2011 Alternative Strategies Mutual Fund Class I Shares (Symbol: AASFX) Class A Shares (Symbol: AASAX) www.ascentiafunds.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated July 1, 2011 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.AscentiaFunds.com/Prospectus.  You can also obtain these documents at no cost by completing a document request form on our website, www.ascentiafunds.com or by calling1-866-506-7390 or by sending an email request to Prospectus@AASFX.com.

Investment Objective.  The investment objective of the Alternative Strategies Mutual Fund (the “Fund”) is long-term capital appreciation with low correlation to broad market indices.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 21 of this Prospectus and under “Purchase and Redemption of Fund Shares – Sales Charge on Class A Shares” beginning on page B-48 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	1.00%	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.95%	1.95%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (1)	1.23%	1.23%
Dividend Expenses on Short Positions	0.71%	0.71%
Acquired Fund Fees and Expenses (2)	0.17%	0.17%
Total Annual Fund Operating Expenses	3.60%	3.35%
Fee Waiver/Expense Reimbursement	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	3.60%	3.35%

 (1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

 (2)

Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which do not include Acquired Fund Fees and Expenses.

(3) Pursuant to an operating expense limitation agreement between Ascentia Capital Partners, LLC (the “Advisor”) and the Fund, the Advisor has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.75%, and 2.50% of the Fund’s average net assets, for Class A and Class I shares, respectively, through August 31, 2012, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Fund for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$917	$1,614	$2,332	$4,215
Class I	$338	$1,030	$1,745	$3,640

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 224.22% of the average value of its portfolio.

Principal Investment Strategies.  The Advisor is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund.  The Advisor believes that the Fund’s investment reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund using a “manager of managers” approach.  The Advisor selects and oversees multiple sub-advisors who manage separate segments of the Fund’s portfolio using distinct, complimentary, investment styles.

To achieve its investment objective the Fund primarily invests in a variety of securities, including exchange-traded funds (“ETFs”) that are used to implement multiple alternative investment strategies in the Fund.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. companies, convertible securities, equity swaps and foreign securities.  A long position is the purchase of an investment with the expectation that it will rise in value.  A short position is the sale of a borrowed investment with the expectation that it will decline in value.  The Fund may have up to 50% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities in emerging markets.  The Fund is generally not constrained among the other types of equity securities in which it may invest.  The Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value).  The Fund may invest up to 50% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets as well as equity swap transactions.  The Fund uses derivative investments to increase the potential return on an investment, otherwise known as “leverage.”  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

The Fund combines the attributes of alternative investment strategies with the shareholder features of a mutual fund.  The Advisor and sub-advisors determine whether to buy or sell an investment for the Fund’s portfolio by applying the following strategies:

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Long/Short Equity Strategies.  Long/Short equity strategies consists of equity strategies that combine core long holdings of equities with short sales of stock or stock index options.  Additionally, the long/short strategy may utilize securities that seek to track indexes on markets, sectors, and/or industries to hedge against potential adverse movements in security prices.  There are multiple versions of this core strategy category that can be implemented in the Fund.  The basic long/short equity strategies generally increases net long exposure in bull markets and decreases net long exposure, or even may be net short, in a bear market.  The long/short equity strategies may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.

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Market Neutral Strategies.  Market neutral strategies employ sophisticated quantitative techniques to analyze price data to ascertain information about future price movement and relationships between securities and select securities for purchase and sale.  These can include both factor-based and statistical arbitrage/trading strategies.  Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are either attractive or unattractive based upon these fundamental metrics, and which are typically paired as one long position and one short position in equal dollar amounts, so as to be market neutral when combined.  Statistical arbitrage/trading strategies are those which use statistical data, such as statistical measures of a security’s return and risk characteristics as their inputs instead of fundamental data to achieve the same dollar neutral strategy and objective.

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Convertible Arbitrage Strategy.  The convertible arbitrage strategy involves purchasing interest-bearing convertible debentures and/or high yielding, convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing equity call options.  Current income is derived from coupon interest and preferred dividends received from the convertible securities held long.  Income is also generated from the rebate interest received from the proceeds of the short sale of common stock and/or any option premium.  Investment decisions are based upon the price relationships between convertible securities and their underlying stocks in the context of the current market environment.  Convertible hedge positions are purchased if they demonstrate a favorable risk/reward profile when analyzed against different market scenarios.

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Event Driven/Merger Arbitrage Strategies.  Event driven/merger arbitrage strategies focus on positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities.  Investment themes are typically developed by the sub-advisor on fundamental characteristics, such as attractive valuations relative to competition and, with the realization of the theme resulting from an event associated with the company or security such as announced mergers that are friendly but yet to be consummated.  Merger arbitrage strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

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International/Emerging Markets Strategies.  The international/emerging markets strategies seek to invest in securities of undervalued international companies, including ADRs that provide the Fund with exposure to businesses outside of the U.S. and that are attractively priced relative to their economic fundamentals.  Investments are selected using fundamental analysis of factors such as earnings, cash flows, and valuations based upon them, and are diversified among the economic and industry sectors in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) and Emerging Markets Index (“MSCI EM”).

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Global Macro Strategies.  The global macro strategies consist of strategies that allocate capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally.  The objective of the global macro strategy is to remain current with primary market trends.  Global macro can be implemented with multiple disciplines, resulting in a blend of approaches to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns.  “Top down” investment themes and risk management are the focus of the global macro strategies.

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Commodity and Currency Strategies.  The commodity and currency strategies category consists of strategies that combine long and short holdings of commodity and currency positions.  A strategy typically invests in listed financial and commodity futures markets and currency markets around the world.   Commodity and currency strategies use various investment processes and both technical and fundamental research to determine how individual commodity contracts are used, both long and short.  In addition to being specific strategies, commodity and currency strategies are often sub-sets of the Global Macro strategy, where these asset classes are used to express specific macro views in commodities and/or currencies that are part of a broader strategy.

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Tactical Trading Strategies.  Tactical trading strategies are strategies that can change their exposures quickly and significantly and are typically shorter-term in nature.  These strategies are usually complimentary to medium and longer-term strategies, and are often used to help manage exposure and risk.  The overlay strategy designed by the Advisor may be used at times to mitigate long market exposure in risky asset classes in the Fund during adverse market conditions.  This strategy’s objective is to identify when markets are not trending upward and thus not productive for short-term exposure.  In this situation, this strategy is implemented and temporarily offsets the underlying exposure until market conditions improve.  Tactical trading strategies can be executed in many different ways, both long and short, use leverage, and be implemented with different securities types ranging from options and futures, to individual securities and ETFs.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

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Management Risk.  The risk that investment strategies employed by the Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

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General Market Risk.  The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

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Strategy Risk.  The risk that investment strategies employed by the Advisor and sub-advisors in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

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Equity Market Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

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Leverage Risk.  The risk that leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities

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Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

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Large-Cap Company Risk.  The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

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Mid-Cap Company Risk.  The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

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Small- and Micro-Cap Company Risk.  The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

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Fixed Income Securities Risks.  Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  Fixed income securities are also subject to prepayment and credit risks.

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High-Yield Debt Securities Risk.  The risk that high-yield debt securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher-grade debt securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy.

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Short Sales Risk.  The risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

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Shares of Other Investment Companies Risk.  The risk that you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

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Exchange-Traded Funds Risk.  The risk related to investing in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

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Commodities Risk.  The risk that the price of securities and derivatives linked to commodity prices may not move in a manner similar to the broad commodity market.  Investments in companies involved in commodity-related businesses bear the risk that the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity.

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Foreign Securities and Currency Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

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Swap Agreement Risk.  The risk that a swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

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Arbitrage Trading Risk.  The risk that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

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Derivative Securities Risk.  The risk that the Fund’s use of derivatives will cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

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Options and Futures Risk.  When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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High Portfolio Turnover Risk.  The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

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Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund.

Performance.  The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2010 compare with those of a broad measure of market performance.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Performance prior to July 2011, is the performance of the Alternative Strategies Mutual Fund, a series of the Trust for Professional Managers (the Predecessor Fund) Class A and Class I shares.   Updated performance information is available on the Fund’s website at www.ascentiafunds.com or by calling the Fund toll-free at 866-506-7390.

The Fund was reorganized on July 1, 2011 from a series of the Trust for Professional Managers, a Delaware statutory trust (the “Predecessor Fund”) to a series of Northern Lights Fund Trust II, also a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information below includes the performance of the Predecessor Fund.

Class I Shares1

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Fund’s Class I shares as of March 31, 2011 was 1.32%.  During the period shown in the bar chart, the best performance for a quarter was 6.86% (for the quarter ended June 30, 2009).  The worst performance was -6.27% (for the quarter ended March 31, 2009).

1 The returns shown in the bar chart are for Class I shares.  The performance of Class A shares will differ due to differences in expenses and sales load charges.

Average Annual Total Returns For the Periods Ended December 31, 2010	One Year	Since Inception (Class I: 3/3/2008); (Class A: 10/15/2008)
Class I Shares
Return Before Taxes	4.45%	1.06%
Return After Taxes on Distributions	3.72%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.02%	2.35%
Class A Shares
Return Before Taxes	-1.87%	0.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	22.57%	2.18%

After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.  After-tax returns are shown for only Class I shares.  After-tax returns for Class A shares will vary.

Investment Advisor and Sub-Advisors.  Ascentia Capital Partners, LLC serves as the Fund’s investment advisor.  Armored Wolf, LLC (“Armored Wolf”), DuPont Capital Management Corporation (“DCM”), Sage Capital Management, LLC (“Sage”), and Dunham & Associates Investment Counsel, Inc. (“DAIC”)   sub-advisors to serve as the Fund’s sub-advisors (collectively, the “Sub-Advisors”),  Research Affiliates, LLC also served as a sub-advisor to the Predecessor Fund, but will serve solely as a signal provider to the Fund’s advisor going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades. Robert D. Arnott and Jason Hsu are the principals of Research Affiliates, LLC.

Portfolio Managers.  The following individuals served as the Predecessor Fund’s portfolio managers and continue to serve as the Fund’s portfolio managers:

Portfolio Managers	Primary Title
John Brynjolfsson	Chief Investment Officer and Managing Director at Armored Wolf, and has managed the Predecessor Fund since 2010.
James P. Calhoun	Portfolio Manager of the Advisor, and has managed the Predecessor Fund since March 2011.
Rafi U. Zaman, CFA	Managing Director of Global Equities at DCM, and has managed the Predecessor Fund since 2009.
Peter deLisser	President and Senior Partner of Sage, and has managed the Predecessor Fund since 2008.
Karen Heston	Chief Investment Officer of Sage, and has managed the Predecessor Fund since 2008.
Michael C. Ippolito, CFA	Portfolio Manager and Senior Research Analyst of Sage, and has managed the Predecessor Fund since 2008.
James O’Shaughnessy Houssels	Portfolio Manager of the Advisor, and has managed the Predecessor Fund since 2009.
R. Derek Bruno	Joined DAIC as an Investment Analyst in August 2005, and became a Portfolio Manager of DAIC in September 2010.
Ryan Dykmans	Senior Investment Analyst, and joined DAIC in June 2004.

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (Alternative Strategies Mutual Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Omaha NE 68137), or by telephone at 866-506-7390.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Fund is $500 for IRAs and $2,500 for all other accounts, with a minimum investment of $500 for subsequent investments in all accounts.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.